Exhibit 99.1

HubSpot Announces Leadership Transition:

Co-Founder Brian Halligan Returns as Chief Executive Officer to Lead a

Refounding of the Company; Karen Burgess Named Next Chief Financial Officer

Yamini Rangan to step down as CEO and from the Board

Kate Bueker to retire as CFO in February 2027

Company reaffirms fourth quarter and full year 2026 guidance

CAMBRIDGE, Mass., November 12, 2026 – HubSpot, Inc. (NYSE: HUBS), the agentic customer platform for scaling companies, today announced that Yamini Rangan will step down as Chief Executive Officer and from the Board, effective November 12, 2026. The company’s Board of Directors has appointed co-founder Brian Halligan as Chief Executive Officer, effective the same day. Rangan will remain with the company through December 1, 2026, to ensure a smooth transition.

HubSpot also announced the long planned retirement of Kate Bueker, Chief Financial Officer, effective February 11, 2027. Karen Burgess, currently Senior Vice President and Chief Financial Officer of Adobe’s Creativity & Productivity business unit, will join HubSpot on November 30, 2026, as Executive Vice President, Finance, and will succeed Bueker as CFO on February 11, 2027. Bueker will then serve in an advisory role through December 31, 2027.

CEO Transition

Under Rangan’s leadership since September 2021, HubSpot scaled into a global, multi-product customer platform, drove expansion upmarket, and built artificial intelligence into its product offering. HubSpot grew from 135,000 customers to more than 311,000, and from $1.3 billion in revenue in 2021 to an expected $3.7 billion in 2026.

Halligan co-founded HubSpot in 2005 with CTO Dharmesh Shah, served as CEO for 16 years, and led the company from its founding through its IPO to a market cap of over $30B in 2021. He has also served on HubSpot’s Board of Directors since 2005. As CEO, he will reimagine HubSpot from the ground up – across product, go-to-market, and culture – to drive even more value for customers.

“I am grateful for everything Yamini has done for HubSpot. She brought a deep commitment to our customers, took the company to a new scale, and built a strong leadership team” said Halligan. “Chapter one was creating the inbound marketing category and building a killer app that thousands enjoyed. Chapter two was building an easy and powerful CRM platform that hundreds of thousands use every day.

Chapter three is building the customer relationship harness that will enable millions to grow better. This is a refounding, and I can’t wait to start!”

“It has been a privilege to lead and scale HubSpot. What has always motivated me is the opportunity to help millions of small and medium businesses grow. I’m proud of the impact we’ve had on our customers and deeply grateful to our employees for their dedication, trust, and what we’ve built together. Brian knows this company better than anyone, and I have tremendous confidence in his leadership as HubSpot enters its next chapter. I’ll always be cheering for this team and its success,” said Rangan.

“On behalf of the Board, I want to thank Yamini for her leadership in helping scale HubSpot over the past five years. As co-founder, Brian combines unmatched knowledge of our customers and culture with a clear vision for where AI takes our category, and the Board is united in its support of his refounding of the company,” said Lorrie Norrington, Chairperson, HubSpot Board of Directors.

CFO Transition

Karen Burgess brings more than two decades of software finance and operations experience leading through periods of technological change. Since joining Adobe in 2002, she supported the company’s business model transformation, with a focus on strategic investment, financial planning and operational efficiency. Most recently, she led finance for Adobe’s Creativity & Productivity solutions, a $20B business unit serving more than 1 billion monthly active users.

“I’m thrilled to welcome Karen to HubSpot. Her financial expertise and strategic perspective will be incredibly valuable in guiding HubSpot’s next chapter,” said Halligan. “I also want to thank Kate for her steady leadership of HubSpot’s financial strategy as the company has scaled. During her eight-year tenure, Kate helped us navigate some of our most important decisions and balanced growth with profitability.”

“HubSpot is at an exciting inflection point, with AI creating new possibilities for how businesses connect with and serve their customers,” said Burgess. “I look forward to partnering with Brian and the leadership team to bring a disciplined approach to capital allocation, support smart investments to drive our future growth, and create lasting value for stockholders.”

“It has been an incredible experience to be part of HubSpot’s journey,” said Bueker. “I’m especially proud of the finance team and the role we have played in helping HubSpot scale and navigate a rapidly changing industry.”

Fourth Quarter and Full-Year 2026 Outlook

HubSpot today reaffirmed the financial guidance for the fourth quarter and full year 2026 that it provided on November 4, 2026 in its third quarter earnings results press release.

About HubSpot

HubSpot (NYSE: HUBS) is the agentic customer platform that helps businesses connect and grow better. HubSpot delivers seamless connection for customer-facing teams with a unified platform that includes AI-powered engagement hubs, a Smart CRM, and a connected ecosystem with over 2,000 App Marketplace integrations, a community network, and educational content. Learn more at www.hubspot.com.

Forward-Looking Statements

This press release includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our leadership transition, statements regarding management’s expectations of future financial and operational performance, expected growth and business outlook, including our financial guidance for the fourth fiscal quarter of and full year 2026; statements regarding our positioning for future growth and market leadership; statements regarding the strength of our agentic customer platform; and statements regarding expected market trends, future priorities and related investments, and market opportunities, including the adoption, performance and impact of changes to our pricing, packaging and go-to-market strategies. These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts and statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” or words of similar meaning. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation, risks associated with our ability to retain existing customers and add new customers; the continued growth of the market for a customer platform; our ability to develop new products and technologies and differentiate our platform from competing products and technologies, including artificial intelligence and machine learning technologies; our ability to execute our leadership transition; and other risks set forth under the caption “Risk Factors” in our U.S. Securities and Exchange Commission filings. We assume no obligation to update any forward-looking statements contained in this press release as a result of new information, future events or otherwise.

Investor Relations Contact:

investors@hubspot.com

Media Contact:

media@hubspot.com